BECKSTEAD AND WATTS, LLP
----------------------------
CERTIFIED PUBLIC ACCOUNTANTS

                                                         3340 Wynn Road, Suite B
                                                             Las Vegas, NV 89102
                                                                    702.257.1984
                                                              702.362.0540 (fax)

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We have issued our report dated April 3, 2003 accompanying the financials statements of MaxxZone.com, Inc. on Form 10-KSB for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report in the Registration Statement of MaxxZone.com, Inc. on Form S-8.

Signed,


/s/ Beckstead and Watts, LLP
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February 18, 2004